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                                                                   EXHIBIT 10.47

                            FORM OF WARRANT AMENDMENT


         This WARRANT AMENDMENT AGREEMENT ("Agreement"), dated as of the date set forth below, by and between LITHIUM TECHNOLOGY CORPORATION, a Delaware corporation ("LTC") and the holder (the "Warrant Holder") of the warrant (the "Warrant") set forth below.

                                    RECITALS

         WHEREAS, LTC and the Warrant Holder have entered into a Warrant Agreement relating to the warrants set forth below under the Warrant Holder's name (the "Warrants").

         WHEREAS, LTC has entered into an Agreement and Plan of Merger dated as of January 19, 2000 ("Merger Agreement") with Pacific Lithium Limited ("PLL"), as amended.

         WHEREAS, in accordance with the Merger Agreement, LTC desires to amend certain provisions of the Warrants subject to the terms and conditions of this Agreement.


         NOW, THEREFORE, in consideration of these premises and the mutual agreements contained in this Agreement, the Warrant Holder and LTC agree as follows:


1. The following provisions of the Warrant are amended and restated as follows:

         (a)      The exercise price of the Warrant is $0.15 per share.

         (b) The Expiration Date of the Warrant is the earlier of (i) the original expiration date set forth in the Warrant, or (ii) the date thirty (30) days prior to the closing of the Merger between LTC and Pacific Lithium Limited.


2. This Agreement and any controversy which might arise herefrom will in all respects be interpreted, enforced and governed by the laws of the State of Delaware.

3. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns.

4. In consideration of the reduction of the exercise price of the Warrant the Warrant Holder hereby releases LTC and its directors, officers, employees, attorneys, agents and affiliates from any and all claims relating to the Warrant. In all other respects, the Warrant is affirmed in its entirety.

5. Each party hereto represents and warrants that it has carefully read this Agreement and knows the contents hereof and that it has signed this Agreement freely and voluntarily and that each party has obtained independent counsel in reviewing this document and further acknowledges that the law firm of Gallagher, Briody & Butler has memorialized the within Agreement and has provided legal advice solely to LTC with respect to this Agreement.


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6.       The Warrant Holder was provided the opportunity to retain individual counsel, and has retained or waived the right to retain individual counsel to review this Agreement.

7. This Agreement may be amended only by a written agreement executed by or on behalf of each of the parties hereto.

8. Each party hereto represents and declares that each of the persons executing this Agreement on its behalf is and will be duly empowered and authorized to do so.



Dated:  _______________, 2000       LITHIUM TECHNOLOGY CORPORATION


                                            By:_________________________________
                                            David J. Cade
                                            Chairman and Chief Executive Officer

                                    WARRANT HOLDER

                                    Signature:__________________________________

                                    Print name:_________________________________

                                    Mailing Address:____________________________

                                    ____________________________________________

                                    ____________________________________________

                                    Number of Warrants Held:____________________
                                    Number of Warrant shares to be included
                                    in the registration statement:______________

                                    Date:_______________________________________